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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated March 27, 2000, included in Newpark Resources, Inc.'s Form 10-K for the year ended December 31, 1999, and to all references to our Firm included in this Registration Statement.



ARTHUR ANDERSEN LLP


New Orleans, Louisiana
March 27, 2000